                          EX-99.2 MISCELLANEOUS EXHIBIT


                   IMAGEWARE SYSTEMS, INC. UNAUDITED PRO FORMA
                     CONDENSED COMBINED FINANCIAL STATEMENTS



         On March 30, 2001, ImageWare Systems, Inc., a California corporation ("ImageWare"), completed the purchase of substantially all of the assets and assumed certain liabilities of G & A Imaging, Ltd., a Canadian corporation ("G & A") pursuant to that certain Asset Purchase Agreement, dated as of March 8, 2001 and incorporated herein by reference (the "Asset Purchase").

         The following ImageWare Unaudited Pro Forma Condensed Combined Financial Statements are presented to illustrate the effects of the merger on the historical financial position and operating results of ImageWare. The pro forma condensed combined statements were prepared as if the Asset Purchase had been completed as of January 1, 2000 for statement of operations purposes and as of December 31, 2000 for balance sheet purposes. The pro forma condensed combined statements have been derived from, and should be read in conjunction with, the historical financial statements and related notes of each of ImageWare Systems, Inc. and G & A Imaging, Ltd. For ImageWare, those financial statements are included in ImageWare's annual report on Form 10-K for the fiscal year ended December 31, 2000, and are incorporated into this Form 8-K/A by reference. For G & A, those financial statements are attached as exhibit 99.1 to this Form 8-K/A. The ImageWare balance sheet at December 31, 2000 is combined with the G & A balance sheet at September 30, 2000. The ImageWare income statement for the year ended December 31, 2000 is combined with the G & A income statement for the twelve months ended September 30, 2000.

The financial statements of G & A have been translated into United States dollars at year-end exchange rates for the assets and liabilities and at weighted average exchange rates for the income statement.

The pro forma condensed combined statements include adjustments, which are based upon preliminary estimates, to reflect the allocation of the purchase consideration, including estimated acquisition costs, to the acquired assets and assumed liabilities of G & A. The final allocation of the purchase consideration will be based upon comprehensive appraisals of the fair value of G & A's tangible assets acquired, liabilities assumed, identifiable intangible assets and goodwill at the time of the Asset Purchase. As a result, the final allocation of costs related to the Asset Purchase may differ significantly from that presented herein. The pro forma condensed combined statements of operations exclude any potential benefits that might result from the Asset Purchase due to synergies that may be derived and from the elimination of any duplicate costs.

The pro forma condensed combined statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of ImageWare would have been had the Asset Purchase occurred on the date assumed, nor are they necessarily indicative of future consolidated results of operations or financial position.

                               IMAGEWARE SYSTEMS, INC.
             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
                                AT DECEMBER 31, 2000
                                   (IN THOUSANDS)



                               ASSETS
                                                                  Historical
                                                         ----------------------------
                                                           ImageWare       G & A
                                                            Systems       Imaging
                                                          December 31,  September 30,    Pro Forma     Pro Forma
                                                              2000          2000        Adjustments     Combined
                                                         -------------  -------------   -----------    ----------

Current Assets:
  Cash                                                       $  6,900      $    333      $ (2,500)(A)   $  4,733
  Accounts receivable, net                                      2,945         1,462                        4,407
  Inventory                                                       286         1,088                        1,374
  Other assets                                                    711           445                        1,156
                                                            ---------      --------      ---------      --------
       Total Current Assets                                    10,842         3,328        (2,500)        11,670

Property and equipment, net                                       535           359                          894

Intangible assets, net                                          1,628           523         5,948(B)       8,099
                                                            ---------      --------      ---------      --------
       Total Assets                                          $ 13,005      $  4,210      $  3,448       $ 20,663
                                                            ---------      --------      ---------      --------
                                                            ---------      --------      ---------      --------
                LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                                           $    791             -                          791
  Deferred revenue                                                611           169                          780
  Accrued expenses                                                752         2,441           302 (C)      3,495
  Accrued expenses - related parties                              321           130                          451
  Deferred compensation                                             -             -
  Accrued interest                                                299             -                          299
  Notes & advances payable to bank and 3rd parties                132           516                          648
  Notes payable to related parties                                210             -                          210
                                                            ---------      --------      ---------      --------
       Total Current Liabilities                                3,116         3,256           302          6,674

Notes payable to related parties, net of current portion            -           466                          466
                                                            ---------      --------      ---------      --------
       Total Liabilities                                        3,116         3,722           302          7,140

Shareholders' equity (deficit):
  Preferred stock                                                   3         1,520        (1,520) (D)         3
  Common stock                                                     41         1,792        (1,785) (D)        48
  Additional paid in capital                                   34,667         1,021         2,606 (D)     38,294
  Unearned stock-based compensation                               (63)            -                          (63)
  Treasury stock, at cost - 6,704 shares                          (64)            -                          (64)
  Accumulated deficit                                         (24,545)       (3,664)        3,664 (D)    (24,545)
  Cumulative translation adjustment                                            (181)          181 (D)         (0)
                                                            ---------      --------      ---------      --------
             Sub-total                                         10,039           488         3,146         13,673

Shareholder note receivable                                      (150)            -                         (150)
                                                            ---------      --------      ---------      --------
          Total shareholders' equity (deficit)                  9,889           488         3,146         13,523
                                                            ---------      --------      ---------      --------
       Total Shareholders' Equity and Liabilities            $ 13,005      $  4,210      $  3,448       $ 20,663
                                                            ---------      --------      ---------      --------
                                                            ---------      --------      ---------      --------


The accompanying notes are an integral part of these pro forma condensed financial statements.

                                IMAGEWARE SYSTEMS, INC.
        PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                     IMAGEWARE          G & A
                                                      SYSTEMS          IMAGING
                                                   TWELVE MONTHS     TWELVE MONTHS
                                                    DECEMBER 31,     SEPTEMBER 30,      Pro Forma         Pro Forma
                                                       2000              2000          Adjustments         Combined
                                                   -------------     ------------      -----------       ------------
REVENUES:

  Product                                            $     7,896      $     6,859                         $    14,755
  Maintenance                                              1,503              974                               2,477
                                                     -----------      -----------          -------        -----------
                                                           9,399            7,833                0             17,232
COST OF REVENUES:

  Product                                                  2,975            2,587                               5,562
  Maintenance                                              1,252              246                               1,498
                                                     -----------      -----------          -------        -----------
Gross profit                                               5,172            5,000                0             10,172
                                                     -----------      -----------          -------        -----------
OPERATING EXPENSES:

  General & administrative                                 4,284            1,811                               6,095
  Sales and marketing                                      2,009            2,582                               4,591
  Research & development                                   1,629            1,143                               2,772
  Depreciation and amortization                            1,019              404            1,190 (E)          2,613
  Investment tax credits                                       -             (339)                               (339)
                                                     -----------      -----------          -------        -----------
                                                           8,941            5,601            1,190             15,732
                                                     -----------      -----------          -------        -----------

Loss from operations                                      (3,769)            (601)          (1,190)            (5,560)

Interest expense, net                                        844              111                                 955

Other expense, net                                           674               10                                 684
                                                     -----------      -----------          -------        -----------
Loss before income taxes and extraordinary items          (5,287)            (722)          (1,190)            (7,199)

Income taxes                                                   -              (21)                                (21)
                                                     -----------      -----------          -------        -----------
Loss before income taxes and extraordinary items          (5,287)             701           (1,190)            (7,178)
Extraordinary items:
  Gain on debt extinguishments
   net of income taxes of $0                               1,168                0                               1,168
                                                     -----------      -----------          -------        -----------
Net loss                                             $    (4,119)     $      (701)     $    (1,190)     $      (6,010)
                                                     -----------      -----------          -------        -----------
                                                     -----------      -----------          -------        -----------
Basic (loss) per share
  Loss before extraordinary item                     $     (1.55)                                         $     (1.76)
  Extraordinary item                                 $      0.34                                          $      0.28
                                                     -----------                                          -----------
  Net loss                                           $     (1.21)                                         $     (1.48)
                                                     -----------                                          -----------
                                                     -----------                                          -----------

Weighted average shares (basic)                        3,467,711                           665,000          4,132,711


The accompanying notes are an integral part of these pro forma condensed financial statements.

  NOTES TO IMAGEWARE SYSTEMS, INC. UNAUDITED PRO FORMA
  CONDENSED COMBINED FINANCIAL STATEMENTS

     1.       BASIS OF PRO FORMA PRESENTATION

         On March 30, 2001, ImageWare Systems, Inc., a California corporation (ImageWare), completed the purchase of substantially all of the assets and assumed certain liabilities of G & A Imaging, Ltd., a Canadian corporation ("G & A") pursuant to that certain Asset Purchase Agreement, dated as of March 8, 2001 (the "Asset Purchase").

         As consideration for the Asset Purchase, ImageWare paid to G & A and certain of its creditors, in cash, a total of $2,500,000 in United States dollars and issued a total of 665,000 shares of its common stock to certain shareholders of G & A.

         The purchase consideration is estimated as follows (in thousands):

         Cash                                         $2,500,000
         Common Stock                                  3,634,000
         Estimated transaction expenses                  302,000
                                                     ------------
                  Total consideration                 $6,436,000
                                                     ------------


The following analysis assumes a total purchase price $6,436,000 based on the balance sheet as of September 30, 2000.

The pro forma preliminary purchase price allocation, which is subject to change based on ImageWare's final analysis, is as follows:


Cash                                                         333,000
Accounts receivable                                        1,462,000
Inventories                                                1,088,000
Other current assets                                         445,000
Property, plant and equipment, net                           359,000
Other intangibles                                            523,000
Goodwill                                                   5,950,000
                                                          ----------
Total assets                                              10,160,000
                                                          ----------

Amounts payable to banks and long-term
 due within one year                                        (517,000)
Other current liabilites                                  (2,741,000)
Long-term obligations, net of current portion               (466,000)
                                                          ----------
Total liabilites                                          (3,724,000)
                                                          ----------
Total acquisition cost                                     6,436,000
                                                          ----------
                                                          ----------




     2.       PRO FORMA ADJUSTMENTS

         The pro forma statements give effect, based upon preliminary estimates, to the allocation of the total purchase consideration to the assets and liabilities of G & A. The following pro forma adjustments have been made to the ImageWare Systems, Inc. Unaudited Pro Forma Condensed Combined Financial Statements:

                  (A) To adjust cash for funds expended to execute the
                      acquisition of G & A of $2.5 million.

                  (B) To adjust goodwill and other intangible assets to their estimated fair value of $5,590,000 less amortization of $1,190,000.

                  (C) To record professional fees incurred and capitalized as part of the acquisition consideration.

                  (D) To eliminate G & A's historical stockholders' equity, and record purchase consideration of $3,634,000 pursuant to the issuance of 665,000 shares of common stock.

                  (E) To record amortization of goodwill related to the
                      acquisition as if the transaction had occurred on January 1, 2000. Goodwill is amortized over five years.